                                                                       EXHIBIT H
                                                                       ---------


                               Power of Attorney
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, hereby makes, constitutes and appoints Gregory M. Case and Michael Poisel, individually, with full power of substitution, as such undersigned's agent and attorney in fact in such undersigned's name for it and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, respecting securities of NovaCare Employee Services, Inc., a Delaware corporation, that the undersigned beneficially owns, including but not limited to, Schedule 13D, Schedules 13G, Forms 3, Forms 4 and Forms 5.

This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such undersigned.


                              THE P/A FUND III, L.P.


                              By:   APA Pennsylvania Partners III, L.P.
                                    its General Partner


                              By:   Patricof & Co. Managers, Inc.
                                    its General Partner

Date:  September 30, 1999     By:   /s/ Gregory M. Case
                                 ---------------------------------------
                                 Name:  Gregory M. Case
                                 Title: Vice President

                              APA EXCELSIOR V, L.P.


                              By:   APA Excelsior V Partners, L.P.
                                    its General Partner

                              By:   Patricof & Co. Managers, Inc.
                                    its General Partner

Date:  September 30, 1999     By:   /s/ Gregory M. Case
                                 ----------------------------------------
                                 Name:  Gregory M. Case
                                 Title: Vice President

                              THE PATRICOF PRIVATE INVESTMENT CLUB II, L.P.


                              By:   APA Excelsior V Partners, L.P.,
                                    its General Partner

                              By:   Patricof & Co. Managers, Inc.
                                    its General Partner

Date:  September 30, 1999     By:   /s/ Gregory M. Case
                                 ----------------------------------------
                                 Name:  Gregory M. Case
                                 Title: Vice President